BUSINESS DESCRIPTION	12 Months Ended
Dec. 31, 2025
BUSINESS DESCRIPTION [Abstract]
BUSINESS DESCRIPTION
1.	BUSINESS DESCRIPTION

Business Overview

Transportadora de Gas del Sur S.A. (“tgs” or the “Company”) is one of the companies created as a result of the privatization of Gas del Estado S.E. (“GdE”). tgs commenced operations on December 28, 1992 and it is mainly engaged in the Transportation of Natural Gas, and Production and Commercialization of natural gas Liquids (“Liquids”). tgs’s pipeline system connects major natural gas fields in southern and western Argentina with natural gas distributors and industries in those areas and in the greater Buenos Aires area. The natural gas transportation license to operate this system was exclusively granted to tgs for a period of thirty-five years (“the License”). On July 24, 2025, tgs was granted with a 20 years extension of the Licence, expiring on December 28, 2047. The General Cerri Gas Processing Complex (the “Cerri Complex”), where TGS processes natural gas to obtain liquids, was transferred from GdE along with the gas transmission assets. tgs also provides midstream services, which mainly consist of gas treatment, removal of impurities from the natural gas stream, gas compression, wellhead gas gathering and pipeline construction, operation and maintenance services. In addition, telecommunications services are provided through the subsidiary Telcosur S.A. (“Telcosur”). These services consist of data transmission services through a network of terrestrial and digital radio relay.

Subsequently, the corporate purpose of the Company was modified to incorporate the development of complementary activities, incidental, linked and / or derived from natural gas transportation, such as the generation and commercialization of electric power and the provision of other services for the hydrocarbon sector in general.

Major Shareholders

As of December 31, 2024, tgs’ controlling shareholder Compañía de Inversiones de Energía S.A. (“CIESA”), held 51% of the common stock of the company, the National Social Security Administration (“ANSES”) held 24% and the remaining 25% was held by the investing public on the Bolsa de Comercio de Buenos Aires and the New York Stock Exchange ( “NYSE”) (tgs had 5.25% of the shares in the portfolio).

On April 30, 2025, the Ordinary, Extraordinary and Special General Shareholders' Meeting approved the reduction of the Company's share capital, in accordance with the provisions of Note 19 – Common stock and Dividends. Following this decision, the Company´s share capital was structured as follows: CIESA holds 53.83%, ANSES holds 25.33% and the general public hold the remaining 20.84%.

CIESA is under joint control of Pampa Energía S.A. (“Pampa Energía”) with 50% and Grupo Inversor Petroquímica S.L. (“GIP”) and PCT L.L.C. with the remaining 50%.

The following table shows the organizational structure, shareholders and related parties of tgs as of December 31, 2025:

46.17%,  20.84%,, 99.98%, 0.02%, 49%, 25.5%, 20.4%, 5.10%

Dedicated Branch 1 – Perito Moreno Pipeline Expansion (the “Dedicated Branch”)

In 2024, the Company submitted a Private Initiative to the National Ministry of Economy for the expansion of the transportation capacity of Section I of the Perito Francisco Pascasio Moreno Gas Pipeline (“GPM”), which runs from Tratayén (Neuquén) to Salliqueló (Buenos Aires). The project aims to increase the natural gas transportation capacity by 14 MMm³/d, in exchange for which the awarded party will be granted such capacity for a period of 15 years, including the operation and maintenance of the pipeline and complementary infrastructure.

The project was declared of national public interest and authorized for bidding by ENARSA. In this context, on May 22, 2025, ENARSA launched National and International Public Tender GPM No. 01/2025, which was awarded to tgs and approved by the Secretariat of Energy on October 17, 2025.

Additionally, tgs committed to carrying out a complementary expansion in the final sections of its licensed system, works necessary to achieve the project’s objectives.

The works are scheduled to be completed by April 30, 2027.

The project will be developed under the Large Investments Incentive Regime (RIGI), established by Law No. 27,742 and Decrees No. 749/2024 and 940/2024, which promotes long-term investments in strategic sectors. To this end, the Company established a Dedicated Branch that will act as a Single Project Vehicle (SPV) under the name “Transportadora de Gas del Sur S.A. – Sucursal Dedicada 1”, with the exclusive purpose of executing and operating the GPM expansion project. The request for adhesion was submitted on October 26, 2025. As of the date of issuance of these Consolidated Financial Statements, the regulatory authority has not issued a ruling on the matter.

For further information, see Note 17.d) Regulatory Framework – Dedicated Branch.

Economic context

The Company operates in a complex economic context whose main variables have recently had strong volatility as a result of political and economic events at the national level.

Among the main macroeconomic variables for 2025, we can mention:

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The CPI for 2025 was 31.5%, showing a marked deceleration compared to the 117.8% recorded in 2024. Throughout the year, monthly inflation remained around 2%, reaching the lowest level in more than three years.

•	The WPI variation for fiscal year 2025 was 26.2% versus 67.1% in the previous year, reflecting wholesale price stability within the framework of the economic program.

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Following the implementation of the exchange rate band flotation regime on April 11, 2025, the official exchange rate moved within the limits established by the Argentine Central Bank (“BCRA”), showing a relatively contained trajectory. The exchange rate published by Banco Nación Argentina (BNA) closed 2025 at ARS 1,455 per U.S. dollar, up from ARS 1,032 as of December 31, 2024, representing an annual increase of 41%, which exceeded the accumulated inflation of 31.5% as measured by the CPI. As for the exchange rate gap, levels throughout most of 2025 remained significantly below those observed in prior years, with further compression episodes toward year end.

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Economic activity: GDP recorded growth of 3.3% in the third quarter of 2025, driven by the energy sector and exports, although with heterogeneity in domestic consumption. The Monthly Economic Activity Estimator (EMAE) showed positive variations in the last quarter, consolidating the recovery after the 2.1% decline recorded in 2024.

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The Salary Index for 2025 recorded a year‑over‑year increase of 38.2%, remaining above the inflation rate for the period and reflecting an improvement in workers’ purchasing power. Meanwhile, the unemployment rate for the third quarter of 2025 stood at 6.6%, showing a slight improvement compared with previous periods, although within a context of persistent pressure on the labor market and high levels of informality.

•	Net international reserves of the BCRA reached US$ 41,167 million at year-end 2025, compared to US$ 29,612 million in December 2024, driven by the trade surplus and external financing.

•	The trade balance closed with a surplus of US$ 11,286 million, supported by higher energy and agribusiness exports and by the reduction in imports within the framework of exchange rate normalization.

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The government maintained both the primary and financial surplus for the second consecutive year, equivalent to approximately 1.4% and 0.2% of GDP, respectively, consolidating the fiscal adjustment policy initiated in 2024.

During 2025, the Government reached an Extended Fund Facility agreement with the International Monetary Fund (IMF) for US$ 20,000 million, with a duration of 48 months. This agreement, together with additional financing from multilateral organizations amounting to US$ 3,100 million, supports the next phase of the economic program, focused on stabilization and structural reforms.

This phase, announced on April 11, mainly includes: (i) the flexibilization of the exchange rate regime, under which the U.S. dollar quotation in the Foreign Exchange Market (MLC) may fluctuate within a moving band between Ps. 1,000 and Ps. 1,400, whose limits were previously expanded at a monthly rate of 1%. However, as from January 1, 2026, the floor and ceiling of the exchange band began to be updated daily based on the latest monthly inflation data published by INDEC, replacing the prior mechanism of a fixed 1% monthly adjustment; (ii) the elimination of the “dólar blend”; (iii) the removal of foreign exchange restrictions for individuals; (iv) authorization for the distribution of dividends to foreign shareholders starting from fiscal years beginning in 2025 (i.e., payments may be made as from 2026); and (v) relaxation of deadlines for the settlement of foreign trade transactions.

The flexibilizations for the settlement of foreign trade transactions include:

•	Elimination of the 30-day waiting period from customs clearance of goods.
•	Removal of the deadline for payment of services counted from their provision.
•	Authorization to pay for services rendered by related companies starting 90 days after their provision.
•	Small and medium-sized enterprises may make payments from the dispatch of goods at the port of origin.
•	Payment terms for the import of capital goods have been eased, now allowing a 30% advance payment.

Regarding monetary policy, the commitment to refrain from issuing pesos to finance the fiscal deficit or to remunerate the BCRA’s monetary liabilities was maintained, thereby reinforcing the nominal anchor of the economic program.

On September 7, 2025, legislative elections were held in the Province of Buenos Aires, in which the ruling party suffered a significant defeat against the opposition coalition Fuerza Patria, which obtained a lead of more than 13 percentage points. This result, considered a key political test ahead of the national elections in October, generated uncertainty in financial markets. In the following days, an increase in the country risk index was observed, along with pressures on the exchange rate and adjustments in inflation expectations. The official dollar rose Ps. 45 in a single day, approaching the upper limit of the floating band.

Likewise, on the international front, the United States government adopted a series of economic measures that marked a significant shift in trade and fiscal policy. Specifically, on April 2, 2025, President Trump announced that the United States would impose a 10% tariff on all countries, effective as of April 5, 2025, as well as a higher, customized reciprocal tariff for those countries with which the United States maintains the largest trade deficits. Although certain energy products have been excluded, the impact of these measures on economic growth and global trade remains uncertain and could disrupt international trade flows and increase operating costs for companies dependent on global supply chains.

To reduce exchange rate instability and financial market volatility ahead of the legislative elections on October 26, 2025, the Argentine Government entered into a financial assistance agreement with the United States. This agreement included a currency swap mechanism for US$20,000 million and intervention by the U.S. Treasury through the direct purchase of pesos in the local market. These measures aimed to strengthen international reserves and provide market certainty in a context of heightened pre-electoral uncertainty.

In this context, the national legislative elections were held on October 26, defining the new composition of the National Congress and potentially having significant implications for the country’s economic and regulatory direction. The government has clearly expressed its intention to move forward with structural reforms aimed at fiscal consolidation, reducing inflation, and economic deregulation; however, uncertainty persists regarding legislative support for their implementation. The absence of legislative consensus could limit the scope of the proposed reforms, influence market expectations, and affect macroeconomic stability.

On December 10, 2025, the Ministry of Economy carried out the auction of the National Treasury Bond in U.S. dollars with a fixed rate of 6.50% and maturity on November 30, 2029 (BONAR 2029N), awarding US$ 1,000 million out of total bids of US$ 1,420 million. The cut-off price implied an annual yield of 9.26%, with full amortization at maturity. According to official information, the funds obtained will be used to partially cover the scheduled amortizations for January 2026, avoiding the use of the Central Bank’s reserves.

On December 27, 2025, the National Congress simultaneously enacted the 2026 Budget Law and the so-called “Fiscal Innocence Law,” which establishes the presumption of innocence for taxpayers, updates the thresholds for classifying tax offenses, shortens statute of limitations periods, and enables voluntary regularization mechanisms. These provisions provide greater legal and fiscal certainty, fostering transparency and compliance within the framework of corporate governance.

Likewise, the Company's management permanently monitors the evolution of the variables that affect its business, to define its course of action and identify the potential impacts on its equity and financial situation. The reforms proposed by the new government began their legislative discussion process. It is not possible to predict at this time its evolution or new measures that could be announced. Likewise, the Company cannot guarantee that the aforementioned macroeconomic difficulties or the adoption of new measures by the Argentine Government to control inflation may affect its operations and financial situation.

The Company's financial statements must be read in light of these circumstances.